SECOND AMENDED AND RESTATED HOLDINGS GUARANTY


                  SECOND AMENDED AND RESTATED GUARANTY (as amended, modified or supplemented from time to time, this "Guaranty"), dated as of June 30, 1989, as amended and restated as of June 18, 1992, as further amended and restated as of December 21, 1993, and as further amended and restated as of August 1, 1995, made by SILGAN HOLDINGS INC., a Delaware corporation (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined) shall be used herein as so defined.


                             W I T N E S S E T H :


                  WHEREAS,  Silgan  Corporation  ("Silgan"),  Silgan  Containers
Corporation ("Containers"), Silgan Plastics Corporation ("Plastics", and together with Containers and Silgan, collectively, the "Borrowers", and each a "Borrower"), the lenders from time to time party thereto (the "Banks"), Bank of America Illinois, as a Co-Arranger and as Documentation Agent, and Bankers Trust Company, as a Co-Arranger and as Administrative Agent (the "Administrative Agent", and together with the Banks and the Collateral Agent, the "Bank Creditors") are party to the Credit Agreement, dated as of August 1, 1995 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

                  WHEREAS, one or more of the Borrowers are, or may from time to time in the future be, party to one or more interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars, and similar agreements) (collectively, "Interest Rate Protection Agreements"), with any Bank or an affiliate of a Bank (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, are herein called the "Interest Rate Protection Creditors", and together with the Bank Creditors, the "Secured Creditors");

                  WHEREAS, the Guarantor has heretofore entered into a Guaranty, dated as of June 30, 1989, as amended and restated as of June 18, 1992, and as further amended and restated as of December 21, 1993 (as amended, modified or supplemented to the date hereof, the "Original Holdings Guaranty");

                  WHEREAS, each of the Borrowers is a Wholly-Owned Subsidiary of the Guarantor;

                  WHEREAS, it is a condition to the above-mentioned extensions of credit to the Borrowers that the Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, the Guarantor will obtain benefits as a result of the entering into of the Credit Agreement, the consummation of the Transaction and the extensions of credit to the Borrowers under the Credit Agreement and, accordingly, the Guarantor desires to enter into this Guaranty in order to satisfy the conditions described in the preceding paragraph and to amend and restate the Original Holdings Guaranty in the form of this Guaranty;


                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

                  1. The Guarantor hereby irrevocably and unconditionally guarantees (x) to each Bank Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal of and interest on each Note issued to such Bank Creditor under the Credit Agreement, together with all other liabilities and obligations of the Borrowers to the Bank Creditors (including, without limitation, to repay all Loans, Unpaid Drawings, Fees, indemnities and interest) incurred or to be incurred under, arising out of or in connection with, the Credit Agreement or any other Credit Document and the due performance of and compliance with the terms, conditions and agreements contained in the Credit Documents by each Borrower (all such Notes, liabilities and other obligations are herein collectively called the "Credit Agreement Obligations") and (y) to each Interest Rate Protection Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations of any Borrower owing under any Interest Rate Protection Agreement, whether now in existence or hereafter arising, and the due performance and compliance with all the terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Interest Rate Protection Obligations"; and together with the Credit Agreement Obligations are herein collectively called the "Guaranteed Obligations"). The Guarantor understands, agrees and confirms that each Secured Creditor may enforce this Guaranty up to the full amount of the Guaranteed Obligations against it without proceeding against the Borrowers, against any security for the Guaranteed Obligations, against any other guarantor or under any other guaranty covering the Guaranteed Obligations. This Guaranty shall constitute a guaranty of payment and not of collection.

                  2. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Secured Creditors against, and any other notice to, any party liable thereon (including the Guarantor or any other guarantor).

                  3. Any Secured Creditor may at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against any of the Borrowers or others or otherwise act or refrain from acting;

                  (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to creditors of such Borrower other than the Secured Creditors and the Guarantor;

                  (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Secured Creditors regardless of what liability or liabilities of such Borrower remain unpaid;

                  (f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or the Credit Documents, or otherwise amend, modify or supplement any of the Interest Rate Projection Agreements or the Credit Documents or any of such other instruments or agreements; and/or

                  (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of its right to subrogation against any Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

                  4. No invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary obligation of the Guarantor.

                  5. If and to the extent that the Guarantor makes any payment to a Secured Creditor or to any other Person pursuant to or in respect of this Guaranty, any claim which the Guarantor may have against any Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations of each Secured Creditor.

                  6. As used in this Guaranty, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Continuing Holdings Directors" shall mean directors of the Guarantor on the Effective Date and each other director of the Guarantor, if such other director's nomination for election to the Board of Directors of the Guarantor is recommended, or if such other director is elected, by a majority of the other Continuing Holdings Directors.

                  "Dividend" shall mean, with respect to any Person, the payment of any dividends to, or return any capital to, its stockholders or the authorization of or making of any other distribution, payment or delivery of property or cash to its stockholders as such, or redemption, retirement, purchase or other acquisition, directly or indirectly, for a consideration, of any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock), or the setting aside of any funds for any of the foregoing purposes.

                  "Holdings Stock Option Agreement" shall mean those various stock option agreements pursuant to which the Guarantor has issued, or may from time to time issue, Holdings Employee Stock Options.

                  "Permitted Holdings Debt Repurchases" shall mean one or more open market or privately negotiated transactions or voluntary Refinancings pursuant to which the Guarantor Refinances outstanding Holdings Debentures or any Refinancing Indebtedness issued by the Guarantor so long as (i) at the time of each such Refinancing, no Default or Event of Default then exists or would result therefrom, (ii) the sources of funds used to effect any such Refinancing derive solely from Net Equity Proceeds from one or more registered public equity offerings by Holdings of its common stock, cash Dividends received from Silgan pursuant to, and in accordance with the terms of, Section 8.03(x) or (xvii) of the Credit Agreement, advances received from Silgan pursuant to, and in accordance with the terms of, Section 8.06(xxiv) of the Credit Agreement, repayments of intercompany advances by Silgan pursuant to, and in accordance with the terms of Section 8.05(xix) of the Credit Agreement and/or, in the case of Holdings Debentures, any Refinancing Indebtedness issued by the Guarantor,
(iii) on or prior to June 30, 1996, no Holdings Debentures are Refinanced at more than 107% of the accreted value thereof at the time of such Refinancing, and thereafter, all such Refinancings are at no greater than par, and (iv) immediately following any such Refinancing (other than a Refinancing pursuant to which the Holdings Debentures or such Refinancing Indebtedness are defeased in accordance with the terms of the Holdings Debenture Indenture or the respective Refinancing Indebtedness Documents), the Holdings Debentures or Refinancing Indebtedness so Refinanced are cancelled by the Guarantor.

                   "Shareholders Agreement" shall mean the Amended and Restated Organization Agreement, dated as of December 21, 1993, among Mr. R. Philip Silver ("Silver"), Mr. D. Greg Horrigan ("Horrigan"), the Guarantor, The Morgan Stanley Leveraged Equity Fund, II, L.P. ("MS Equity"), First Plaza Group Trust ("First Plaza") and Bankers Trust New York Corporation ("BTNY"), as amended, modified or supplemented to the date hereof.

                  7. In order to induce the Bank Creditors to enter into the Credit Agreement and to make the Loans and issue Letters of Credit pursuant to the Credit Agreement, the Guarantor makes the following representations, warranties and agreements:

                  (a) Corporate Status. Each of the Guarantor and each of its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged, and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

                  (b) Corporate Power and Authority. The Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of the Credit Documents to which it is a party. The Guarantor has duly executed and delivered each of the Credit Documents to which it is party, and each of the Credit Documents to which it is a party constitutes its legal, valid and binding obligation enforceable in accordance with its terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by equity principles (regardless of whether enforcement is sought in equity or at law).

                  (c) No Violation. Neither the execution, delivery and performance by each of the Guarantor and each of its Subsidiaries of any Credit Document to which it is a party nor compliance by it with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it is subject (other than the Existing Senior Secured Note Documents), or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Guarantor or any of its Subsidiaries.

                  (d) Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Guarantor, threatened (i) with respect to any Document or the Transaction (except as disclosed in the Blecher Letter) or (ii) with respect to the Guarantor or any of its Subsidiaries that are reasonably likely to have a material adverse effect on (A) the business, operations, property, assets or condition (financial or otherwise) of the Guarantor or the Guarantor and its Subsidiaries taken as a whole, or (B) the ability of the Guarantor or any of its Subsidiaries to perform its obligations under the Documents to which it is party.

                  (e) Liabilities; Assets. (i) Other than pursuant to the Credit Documents to which the Guarantor is a party, the Holdings Debenture Documents, and advances made to the Guarantor pursuant to Section 8.06(xviii) of the Credit Agreement and certain liabilities to certain former stockholders of Silgan in connection with the Reorganization there were as of the Effective Date no liabilities or obligations with respect to the Guarantor of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, would be material to the Guarantor and its Subsidiaries taken as a whole. Except as described in the previous sentence, as of the Effective Date, the Guarantor does not know of any basis for the assertion against the Guarantor of any liability or obligation of any nature whatsoever which, either individually or in the aggregate, is reasonably likely to be material to the Guarantor and its Subsidiaries taken as a whole.

                  (ii)  As  of  the  Effective   Date,   the  Guarantor  has  no
         significant assets other than its ownership interest in Silgan.

                  (f) Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with
         (i) the execution, delivery and performance by the Guarantor of any Credit Document to which it is party or (ii) the legality, validity, binding effect or enforceability of any Credit Document to which the Guarantor is party.

                  (g) Holdings Pledge Agreement. The Holdings Pledge Agreement is in full force and effect on and after the Effective Date and is one of the Credit Documents subject to the representations and warranties made in preceding clause (b) of this Section 7. The security interests created in favor of the Collateral Agent under the Holdings Pledge Agreement constitute first priority perfected security interests in the respective Pledge Agreement Collateral in favor of the Collateral Agent and subject to no Lien of any other Person. No consents, filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests in the Pledged Securities purported to be created by the Holdings Pledge Agreement.

                  (h) Capitalization. As of the Initial Borrowing Date, the authorized capital stock of the Guarantor consists of 3,167,500 shares of capital stock, consisting of (i) 500,000 shares of Class A Common
         Stock, $0.01 par value, of which 417,500 shares are issued and outstanding, (ii) 667,500 shares of Class B Common Stock, $0.01 par value, all of which shares are issued and outstanding, (iii) 1,000,000 shares of Class C Common Stock, $0.01 par value, of which 50,000 shares are issued and outstanding, and (iv) 1,000,000 shares of preferred stock, none of which are issued and outstanding. All such outstanding shares of capital stock of the Guarantor have been duly and validly issued, are fully paid and non-assessable. As of the Initial Borrowing Date, the Guarantor has issued and there are currently outstanding options to purchase up to 24,000 shares of Class C Common Stock of the Guarantor pursuant to the Guarantor's Amended and Restated Stock Option Plan, which options are held by certain officers of the Company (the "Guarantor Options"). The Guarantor does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except (i) the right of the Guarantor to call, and the obligation of the Guarantor to repurchase, the Class A Common Stock held by Silver and Horrigan (or certain related Persons) as set forth in Sections 5.5 and 5.6 of the Shareholders Agreement, provided that any payment obligation with respect thereto shall be evidenced by a promissory note of the Guarantor issued in the form of Exhibit A hereto (a "Shareholder Subordinated Note"), (ii) the right of the Guarantor to call, and the obligation of the Guarantor to repurchase, certain options (the "Holdings Employee Stock Options") or common stock held by certain other employees of the Guarantor, provided that any payment obligation with respect thereto shall be evidenced by a Shareholder Subordinated Note which may not provide for payment of interest in cash, except in the case of the holders of Holdings Employee Stock Options on the Effective Date, before the earlier of (a) June 15, 2002 and (b) any date after the termination of the Guaranteed Obligations, (iii) the rights of first refusal granted under the Shareholders Agreement and the Stockholders Agreement, dated as of December 21, 1993, among Silver, Horrigan, MS Equity, BTNY, First Plaza and the Guarantor (the "Stockholders Agreement"), (iv) the right of the Guarantor to call the Class B Common Stock held by Mellon Bank, N.A., as trustee for First Plaza pursuant to Article VI of the Shareholders Agreement, (v) payments relating to the Holdings Employee Stock Options in respect of 24,000 shares of common stock of the Guarantor to be issued to certain employees and/or officers of the Guarantor pursuant to the Holdings Stock Option Agreement, provided that such payments shall be subject to the limits set forth in Section 8(b)(iii) of this Guaranty and in Sections 8.03(i) and (vii) of the Credit Agreement,
         (vi) pursuant to the Containers Second Amended and Restated 1989 Stock Option Plan (the "Containers Option Plan"), under which options are held by certain officers of Containers (the "Containers Options"), and the 1994 Stock Option Plan of Plastics (the "Plastics Option Plan"), under which options are held by certain officers of Plastics (the "Plastics Options"), in the event of a "public offering" of the common stock of the Guarantor, or a "change of control" of the Guarantor, Containers Options and Plastics Options shall, pursuant to the terms of the Containers Option Plan and the Plastics Option Plan, respectively, be converted into options to purchase common stock of the Guarantor, and shares previously issued upon the exercise of Containers Options or Plastics Options shall, pursuant to the terms of the Containers Option Plan or the Plastics Option Plan, respectively, be converted into shares of common stock of the Guarantor, and (vii) the rights and obligations of any Regulated Stockholder of the Guarantor (as defined in the Restated Certificate of Incorporation of the Guarantor) to convert shares of one class of common stock of the Guarantor into shares of another class of common stock of the Guarantor pursuant to the terms of Paragraph D of Article SEVENTH of the Restated Certificate of Incorporation of the Guarantor.

                  (i) Compliance with Statutes, etc. Each of the Guarantor and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls, equal opportunity employment and employee safety), except for such non- compliances which, in the aggregate for the Guarantor and its Subsidiaries, would not have a material adverse effect on the business, property, assets or condition (financial or otherwise) of the Guarantor and its Subsidiaries taken as a whole.

                  (j) Tax Returns and Payments. Each of the Guarantor and each of its Subsidiaries has filed all federal tax returns and material state tax returns required to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. Each of the Guarantor and each of its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Guarantor) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

                  (k)  Investment   Company  Act.  The   Guarantor  is   not  an
          "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (l) True and Complete Disclosure. To the best of the Guarantor's knowledge after due inquiry, each Credit Document to which the Guarantor is party and all other written information furnished to the Secured Creditors by or on behalf of the Guarantor in connection herewith and therewith did not taken as a whole contain any untrue statement of material fact or omit to state a material fact (taken as a whole) necessary in order to make the information contained herein and therein not misleading.

                  (m) Holdings. Except to the extent permitted by the Credit Agreement, the Guarantor owns all of the outstanding and issued capital stock of Silgan. The Guarantor has no direct Wholly-Owned Subsidiaries other than Silgan.

                  (n) Representations and Warranties in Other Agreements. All representations and warranties made by any Credit Party in the Documents to which it is a party are true and correct in all material respects as of the time as of which such representations and warranties were made or deemed made.

                  (o) Absence of Default and Events of Default. No event has occurred and no condition exists, or by reason of any of the transactions contemplated by the Documents or otherwise will occur or exist, which would constitute a Default or an Event of Default under the Credit Agreement.

                  8. The Guarantor covenants and agrees that on and after the Effective Date and for so long as the Credit Agreement is in effect and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder are paid in full, it will:

                  (a) Liens. Not create, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired, except (i) Liens in favor of the Collateral Agent pursuant to the Holdings Pledge Agreement, (ii) inchoate tax

         Liens for taxes not yet due and payable and (iii) Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Guarantor) have been established.

                  (b) Distributions. Not declare or make any Dividend to its shareholders, except that:

                           (i) the Guarantor may, upon the death,  disability or
                  termination of employment of Silver and/or Horrigan and pursuant to the terms and conditions set forth in Sections 5.5 and 5.6 of the Shareholders Agreement, purchase the Class A Common Stock held by such persons, their estates or certain other related Persons, provided that the total consideration paid to such persons or their estate for such purchase shall be evidenced by a Shareholder Subordinated Note;

                           (ii) the  Guarantor  may,  upon death,  disability or
                  termination of certain other employees and/or officers of the Guarantor, purchase certain options or common stock of such employees, provided that the total consideration paid for such purchase shall be evidenced by a Shareholder Subordinated Note containing subordination provisions contained in Annex A thereto and upon which no interest shall be payable in cash, except in the case of the holders of the Holdings Employee Stock Options on the Effective Date, before the earlier of (a) June 15, 2002 and (b) the date of the termination of the Guaranteed Obligations;

                           (iii) the Guarantor may (x)  repurchase or redeem its
                  Holdings Employee Stock Options and (to the extent such Holdings Employee Stock Options have been validly exercised) the common stock of the Guarantor issued upon the exercise thereof, all as set forth in the Holdings Stock Option Agreement and (y) make required payments with respect to the stock appreciation rights granted in connection with its Holdings Employee Stock Options, provided that no payment of the types described in this clause (iii) may be made if (1) at the time of such payment a Default or an Event of Default then exists or would result therefrom and (2) the amount of such payment, when aggregated with the amount of all other such payments permitted pursuant to Sections 8.03(i) and (vii) of the Credit Agreement made after the Effective Date and including such date by Silgan, Containers, Plastics and the Guarantor on an aggregate basis would exceed an amount equal to 5% of Consolidated Net Worth at the end of the last fiscal quarter for which financial statements are required to have been delivered pursuant to Section 7.01(b) of the Credit Agreement;

                           (iv) so long as no Default  or Event of Default  then
                  exists or would result therefrom, Holdings may repurchase shares of its Class B Common Stock held by First Plaza pursuant to, and in accordance with the terms of, the Shareholders Agreement with proceeds received from (i) Silgan pursuant to, and in accordance with the terms of, Section 8.03(xi) of the Credit Agreement and/or (ii) one or more common equity offerings by Holdings;

                           (v) so long as no Default  or Event of  Default  then
                  exists or would result therefrom, Holdings may pay cash Dividends with proceeds received from Silgan pursuant to, and in accordance with the terms of, Sections 8.03(xii) and (xiii) of the Credit Agreement; and

                           (vi) so long as no Default or Event of Default  would
                  result therefrom, Holdings may pay Dividends in respect of its common stock in additional shares of common stock.

                  (c) Indebtedness. Not create, incur, assume or suffer to exist any Indebtedness except:

                           (i)    Indebtedness incurred under this Guaranty;

                           (ii) Indebtedness represented by the Holdings Debentures in an aggregate face amount not to exceed $275,000,000 (as reduced by any repayments of principal thereof);

                           (iii) Indebtedness represented by advances made to the Guarantor pursuant to Sections 8.06(xvi), (xviii), (xxiv) and (xxvi) of the Credit Agreement;

                           (iv) upon the  purchase  of the common  stock  and/or
                  options as permitted by Section 8(b) hereof, Indebtedness of the Guarantor represented by a Shareholder Subordinated Note issued by the Guarantor as consideration therefor; and

                           (v) unsecured subordinated Indebtedness of the Guarantor the proceeds of which are used within 60 days after the incurrence thereof to Refinance outstanding Holdings Debentures pursuant to a Permitted Holdings Debt Repurchase so long as (w) no Default or Event of Default then exists or would result therefrom, (x) all of the terms and conditions of such Indebtedness (including, without limitation, subordination provisions, covenants, events of default, interest rates, remedies, amortizations and maturities) are reasonably acceptable to the Co-Arrangers and the Required Banks, it being understood that in any event such Indebtedness shall not have any scheduled maturity, amortization or sinking fund payment earlier than the final scheduled maturity of the Holdings Debentures, (y) the aggregate principal amount of such Indebtedness does not exceed the aggregate principal amount of the Holdings Debentures to be Refinanced with such Indebtedness, together with all accrued interest thereon, any prepayment premium associated therewith and all costs and expenses incurred in connection therewith and (z) until such proceeds are used to Refinance outstanding Holdings Debentures, the Guarantor shall immediately contribute and/or advance such proceeds to Silgan to be immediately used by Silgan to (i) repay outstanding Revolving Loans and/or Swingline Loans and/or (ii) be placed in a cash collateral account established and maintained by, and pursuant to arrangements satisfactory to, the Administrative Agent.

                  (d) Advances, Investments and Loans. Not make or permit to remain outstanding any loans or advances by it to any other Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that (i) the Guarantor may own the capital stock of Silgan, (ii) the Guarantor may make capital contributions to, or purchase additional shares of the common stock of, Silgan and (iii) the Guarantor may make advances to Silgan on the terms and conditions set forth in Section 8.05(xix) of the Credit Agreement. If at any time after the Initial Borrowing Date the Guarantor holds cash or Cash Equivalents which exceed $250,000 in the aggregate for any period of five consecutive Business Days, such excess shall be contributed and/or advanced (to the extent permitted by clause (iii) of the immediately preceding sentence) to Silgan on the sixth such Business Day.

                  (e) Merger and Sale of Assets; Issuance of Stock. Not (i) wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets of any Person, except that the Holdings Merger shall be permitted in accordance with the terms of Section 8.02(x) of the Credit Agreement or (ii) sell, assign, lease, transfer or otherwise dispose of any shares of capital stock of Silgan.

                  (f) Business. Not engage in any business, enter into any material agreements or incur, assume or suffer to exist any significant liabilities, in either case on and after the Effective Date other than
         (i) the ownership of the capital stock of Silgan, (ii) the issuance of Shareholder Subordinated Notes referred to in Sections 8(b)(i) and (ii) hereof, (iii) the transactions in connection with the investments, advances and loans permitted under Section 8(d) hereof, (iv) in respect of the transactions, agreements and liabilities permitted to be incurred or entered into by the terms of this Guaranty and (v) the management and administration of Holdings and its Subsidiaries substantially as conducted on the date hereof.

                  (g) Preservation of Existence, etc. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization, except that the Holdings Merger shall be permitted in accordance with the terms of Section 8.02(x) of the Credit Agreement.

                  (h) Compliance with Statutes, etc. Comply, and cause each of its Subsidiaries to comply, with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Guarantor or the Guarantor and its Subsidiaries taken as a whole.

                  (i) Information Covenants. Furnish to each Bank copies of any financial information provided, or required to be provided, to the holders of the Holdings

         Debentures or any Refinancing Indebtedness issued by it pursuant to the terms thereof or the terms of the other Holdings Debenture Documents or Refinancing Indebtedness Documents, as the case may be, and also the following:

                           (A) Notice of Default or Litigation. Promptly, and in
                  any event within three Business Days after an officer of the Guarantor obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, (ii) any litigation or governmental proceeding (x) against the Guarantor or any of its Subsidiaries which is reasonably likely to materially and adversely affect the business, operations, property, assets or condition (financial or otherwise) of the Guarantor or any of its Subsidiaries or (y) with respect to any Document, and
                  (iii) any other event (including any such event relating to environmental matters) which is likely to materially and adversely affect the business, operations, property, assets or condition (financial or otherwise) of the Guarantor or any of its Subsidiaries.

                           (B) Other  Reports and Filings.  Promptly,  copies of
                  all financial information, proxy materials and other information and reports, if any, (i) which the Guarantor shall file with the SEC, or (ii) which the Guarantor shall deliver to the holders of, or to the trustee with respect to, the Holdings Debentures, any Refinancing Indebtedness issued by it or its capital stock.

                           (C) Other Information.  From time to time, such other
                  information or documents (financial or otherwise) as the Agent, the any Co-Arranger or the Required Banks may reasonably request.

                  (j) Inspection of Records. Permit any Person designated by the Agent, any Co- Arranger or any Bank, under guidance of officers of the Guarantor, to examine the books and financial records of the Guarantor and make copies thereof or extracts therefrom and to discuss its affairs, finances and accounts with the principal officers of the Guarantor and its independent public accountants, all at such reasonable times and as often as the Agent, any Co-Arranger or any Bank may reasonably request.

                  (k) Properties and Accounts. Keep true books of records and accounts in which full and correct entries will be made of all its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles.

                  (l) Taxes. Pay when due, and cause each of its Subsidiaries to pay when due, all taxes which, if not paid when due, would materially and adversely affect the business, operations, property, assets or condition (financial or otherwise) of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole, except as contested in good faith and by appropriate proceedings if adequate reserves (in the good faith judgment of the management of the Guarantor) have been established with respect thereto.

                  (m) Holdings. Except as permitted by the Credit Agreement, not at any time own less than 100% of the outstanding capital stock of Silgan.

                  (n) Transactions with Affiliates. Not enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any Affiliate other than on terms and conditions substantially as favorable to the Guarantor as would be obtainable by the Guarantor at the time in a comparable arm's-length transaction with a Person other than an Affiliate, provided that:

                           (i) the  Guarantor  may make payments as are required
                  pursuant to and perform its obligations under the Management Services Agreement to which it is a party, provided that the Quarterly Management Fee (as defined in such Management Services Agreement) shall accrue but not be paid by the Guarantor upon the occurrence of certain events, and to the extent, provided in such Management Services Agreement;

                           (ii) Silgan may make distributions, advances and loans to the Guarantor to the extent permitted by Sections 8.03, 8.05 and 8.06 of the Credit Agreement;

                           (iii) each  of   the   Guarantor   and  its  Domestic
                   Subsidiaries may execute, deliver and perform the Tax Sharing Agreement;

                           (iv) each   of   the   Guarantor   and  each  of  its
                   Subsidiaries may execute, deliver and perform the Documents to which it is a party;

                           (v) the Guarantor may execute, deliver and perform the Shareholders Agreement and Stockholders Agreement; and

                           (vi) the Guarantor may perform certain administrative
                  functions for Silgan and its Subsidiaries and the Guarantor may receive the amounts permitted by Section 8.07(iv) of the Credit Agreement.

                  (o)  Limitation  on  Modifications  of  Documents;   Voluntary
         Prepayments.  Not  (i)  make  any  voluntary  or  optional  payment  or prepayment on or redemption or acquisition for value of (including, without limitation, by depositing with the trustee with respect thereto any money or securities before due for the purpose of paying when due), or exchange, the Holdings Debentures, any Refinancing Indebtedness or any Shareholder Subordinated Notes permitted to be issued by the Guarantor pursuant to Sections 8(b)(i) and (ii) of this Guaranty, or make any purchase, redemption or acquisition for value (or any offer to purchase, redeem or acquire) of any Holdings Debentures or any Refinancing Indebtedness, whether as a result of an Other Indebtedness Change of Control, the consummation of asset sales or otherwise, provided, however, that Holdings may Refinance outstanding Holdings Debentures and/or any Refinancing Indebtedness issued by it through Permitted Holdings Debt Repurchases or (ii) amend or modify, or permit the amendment or modification of, any provision of the Holdings Debenture Documents, any Refinancing Indebtedness Documents, any Shareholder Subordinated Notes permitted to be issued by the Guarantor pursuant to Sections 8(b)(i) and (ii) of this Guaranty or of any agreement (including, without limitation, any purchase agreement, indenture or loan agreement) relating to any of the foregoing or (iii) amend or modify, or permit the amendment or modification of, any provision of the Tax Sharing

         Agreement (except that modifications to the Tax Sharing Agreement may be made with the consent of the Administrative Agent for the purpose of adding additional Subsidiaries of Holdings as parties thereto on substantially the same basis as the existing Subsidiaries of Holdings) or any Management Services Agreement or (iv) amend, modify or change the Shareholders Agreement, Stockholders Agreement, the Holdings Stock Option Agreement, the Holdings Employee Stock Options (except, in the case of the Holdings Stock Option Agreement and the Holdings Employee Stock Options, immaterial changes which could not adversely affect the Secured Creditors), its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation) or By-Laws (other than amendments to its Certificate of Incorporation and By-Laws in the respective forms attached to, and as contemplated by, the Shareholders Agreement as in effect on the date hereof), or any other agreement entered into by the Guarantor with respect to its capital stock, or enter into any new agreement with respect to its capital stock (except that the issuance of new Holdings Employee Stock Options by the Guarantor in substantially the form furnished to the Banks on or prior to the Effective Date shall, subject to Section 9(g) hereof, be permitted).

                  (p) ERISA. Comply with ERISA with respect to each Plan and will not incur any material obligation to PBGC, any material withdrawal liability to any Multi-employer Plan or any material accumulated funding deficiency within the meaning of ERISA, in each of the foregoing cases so as to have a materially adverse effect on the assets, business, financial condition, operations or prospects of the Guarantor or so as to impair the ability of the Guarantor to perform its obligations hereunder.

                  (q) Limitation on Issuances of Capital Stock by Subsidiaries. Not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except for (i) transfers and replacements of then outstanding shares of capital stock, (ii) stock splits, stock dividends and similar issuances which do not decrease the direct or indirect percentage ownership of the Guarantor in any class of the capital stock of such Subsidiary,
         (iii) subject to Section 7.09 of the Credit Agreement, the Employee Stock Options (and any common stock issuable upon exercise thereof),
         (iv) subject to Section 8.15 of the Credit Agreement, issuances of common stock by Containers and Plastics to Silgan, (v) issuances of common stock by Silgan in connection with a registered public equity offering by Silgan and (vi) additional issuances by Silgan of its common stock to Holdings.

                  (r) Compliance with Credit Documents. Cause each other Credit Party to comply with each term, covenant and agreement set forth in the Credit Documents, and, if the Guarantor receives any amounts in contravention of such terms, covenants and agreements, the Guarantor shall immediately pay such amounts to the Collateral Agent to be applied to the Guaranteed Obligations if then due and payable, and otherwise, to be held as collateral for the Guaranteed Obligations.

                  (s) Contribution; Advances. Contribute and/or advance (to the extent permitted by Section 8.05(xix) of the Credit Agreement) to Silgan, upon receipt thereof, an amount equal to 100% of the Net Equity Proceeds of any sale of equity by the Guarantor (except to the extent that the proceeds thereof are to be applied within five Business Days thereof to Refinance outstanding Holdings Debentures or any Refinancing Indebtedness and/or for the purpose described in
         Section 8(b)(iv) of this Guaranty) and, to the extent so contributed and/or advanced, cause Silgan to apply such proceeds as a mandatory prepayment of the Term Loans as (and to the extent) required by Section 4.02(g) of the Credit Agreement.

                  (t) Designated Senior Indebtedness. Will not designate any Indebtedness, other than the Obligations and, prior to the Existing Senior Secured Notes Redemption Date, the Existing Senior Secured Notes, as "Designated Senior Indebtedness" for purposes of the Holdings Debentures or any Refinancing Indebtedness issued by the Guarantor.

                  9. The occurrence of any of the following specified events shall constitute an event of default (an "Event of Default") hereunder:

                  (a) Payment. Any payment default shall exist with respect to any of the Guaranteed Obligations which continues unremedied for two or more Business Days; or

                  (b) Representations, etc. (i) Any representation, warranty or statement made by the Guarantor herein or by any other Credit Party in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue or inaccurate in any material respect on the date as of which made or deemed made.

                  (ii) Any  representation,  warranty or  statement  made in the
         Shareholders Agreement made by any party thereto shall prove to be untrue or misleading, and all such untrue and misleading representations, warranties and statements shall evidence a material adverse difference in the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or Silgan.

                  (c) Covenants. The Guarantor shall (i) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 9(a) and (b) above and clause
         (ii) of this Section 9(c)) contained in this Guaranty and such default shall continue unremedied for a period of 30 days after written notice to the Guarantor by the Administrative Agent, any Co-Arranger or any Bank or (ii) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 8(a), (b), (c), (d),
         (e), (f), (g), (i)(A)(i),  (m), (n), (o), (p), (q), (s) and (t) of this
         Guaranty; or

                  (d) Default Under Other Agreements; etc. (i) The Guarantor or any of its Subsidiaries shall (A) default in any payment of any Indebtedness (other than the Inter- company Notes) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, (B) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Intercompany Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (deter-
         mined without regard to whether any notice is required but giving effect to any grace period), any such Indebtedness to become due prior to its stated maturity or (C) have any Indebtedness (other than the Intercompany Notes) of the Guarantor or any of its Subsidiaries declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; provided that (x) on or prior to the Existing Senior Secured Notes Redemption Date, any event of default under, or any acceleration of, the Existing Senior Secured Notes or the other Existing Senior Secured Note Documents shall not constitute an Event of Default under this clause (d) and (y) it shall not be an Event of Default under this subsection (d) unless the aggregate Indebtedness referred to in subclauses (A), (B) and (C) above exceeds $1,000,000; or (ii) any Credit Document shall cease to be in full force and effect, or any Security Document shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a first priority perfected security interest in, and Lien on, all of the respective Collateral), in favor of the Collateral Agent for the benefit of the Secured Creditors, superior to and prior to the rights of all third Persons (except that the security interests created by the Security Agreement may be junior to the Permitted Liens, the security interests created by the Mortgages may be subject to the respective Permitted Encumbrances and the security interests created by the Additional Security Documents may be subject to Liens permitted by Section 8.01 of the Credit Agreement), or any party to any Security Document shall default in the due performance or observance of any term, covenant or agreement on its part to be performed pursuant to such Security Document; or

                  (e) Bankruptcy, etc. The Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code; or an involuntary case is commenced against the Guarantor or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Guarantor or any of its Subsidiaries, or the Guarantor or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Guarantor or any of its Subsidiaries, or there is commenced against the Guarantor or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days or the Guarantor or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Guarantor or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Guarantor or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Guarantor or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  (f) Judgments. One or more judgments or decrees shall be entered against the Guarantor or any of its Subsidiaries involving, when added to any other judgments or decrees of the Guarantor and its Subsidiaries, a liability (not paid or fully covered by a reputable and solvent insurance company) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (g) Change in Control. (i) Prior to the occurrence of an initial registered public equity offering by the Guarantor of its common stock, the Group and/or MS Equity (each as defined in the Shareholders Agreement) and/or any Person (other than First Plaza or any transferee thereof (other than any other shareholder of the Guarantor party to the Shareholders Agreement on the Effective Date)) exercising rights of first refusal under the Shareholders Agreement shall fail to own a majority of the Class A Common Stock of the Guarantor, or the Group and/or MS Equity and/or any Person (other than First Plaza or any transferee thereof (other than any other shareholder of the Guarantor party to the Shareholders Agreement on the Effective
         Date)) exercising rights of first refusal under the Shareholders Agreement shall fail to own a majority of the Class B Common Stock of the Guarantor or (ii) after the occurrence of an initial registered public equity offering by the Guarantor of its common stock, (x) any Person or group (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act), other than a Permitted Holder, individually or collectively, (I) shall have acquired the beneficial ownership (as such term is defined in Rule 13D-3 promulgated under the Securities Exchange Act) of 30% or more on a fully diluted basis of the voting and economic interest of the Guarantor or (II) shall have obtained the power (whether or not exercised) to elect a majority of Holdings' directors or (y) the Board of Directors of the Guarantor shall not consist of a majority of Continuing Holdings Directors.

                  10. (a) The Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Secured Creditors against the Borrowers or any other guarantor of the Guaranteed Obligations (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty. The Guarantor hereby further waives any right to enforce any other remedy which the Secured Creditors now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrowers and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Secured Creditors to secure payment of the indebtedness of the Borrowers. The Guarantor also waives all claims (as such term is defined in the Bankruptcy
Code) it may at any time otherwise have against any Other Party arising from any transaction whatsoever, including, without limitation, its right to assert or enforce any such claims.

                  (b)  Notwithstanding  the  provisions of the preceding  clause
(a), the Guarantor shall have and be entitled to (i) all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Guaranty and (ii) all claims (as defined in the Bankruptcy
Code) it would have against any Other Party in the absence of the preceding clause (a), and to assert and enforce same, in each case on and after, but at no time prior to, the date (the "Subrogation Trigger Date") which is one year and five days after the date on which all indebtedness of the Borrowers owing to the Secured Creditors has been paid in full if and only if (x) no Default or Event of Default of the type described in Section 9.05 of the Credit Agreement with respect to the respective Other Party has existed at any time on and after the date of this Guaranty to and including the Subrogation Trigger Date and (y) the existence of the Guarantor's rights under this clause (b) would not make the Guarantor a creditor (as defined in the Bankruptcy Code) of the respective Other Party in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.

                  (c) The Guarantor understands, is aware and hereby acknowledges that to the extent the Guaranteed Obligations are secured by real property located in the State of California, the Guarantor shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing the Guarantor's or any Secured Creditors' right to proceed against any Borrower. The Guarantor hereby waives, to the fullest extent permitted by law, all rights and benefits under Section 2809 of the California Civil Code purporting to reduce a guarantor's obligation in proportion to the principal obligation. The Guarantor hereby waives all rights and benefits under Section 580a of the California Code of Civil Procedure purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under a deed of trust and all rights and benefits under Section 580b of the California Code of Civil Procedure stating that no deficiency may be recovered on a real property purchase money obligation. The Guarantor further understands, is aware and hereby acknowledges that if the Secured Creditors elect to nonjudicially foreclose on any real property security located in the State of California any right of subrogation of the Guarantor against the Secured Creditors may be impaired or extinguished and that as a result of such impairment or extinguishment of subrogation rights, the Guarantor will have a defense to a deficiency judgment arising out of the operation of (i) Section 580d of the California Code of Civil Procedure which states that no deficiency may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, and (ii) related principles of estoppel. To the fullest extent permitted by law, the Guarantor waives all rights and benefits and any defense arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against any Borrower or any other party or any security. In addition, the Guarantor hereby waives, to the fullest extent permitted by applicable laws, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to the Guarantor under Section 726 of the California Code of Civil Procedure and all rights and benefits which might otherwise be available to the Guarantor under California Civil Code Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845,
2848, 2849, 2850, 2899 and 3433.

                  (d) The Guarantor hereby further waives: (1) all rights and defenses arising out of an election of remedies by the Secured Creditors, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (2) the Guarantor's rights of subrogation and reimbursement and any other rights and defenses available to the Guarantor by reason of: (a) California Civil Code Sections 2787 to 2855, inclusive, including, without limitation, (i) any defenses the Guarantor may have to the Guaranteed Obligations by reason of an election of remedies by the Secured Creditors and (ii) any rights or defenses the Guarantor may have by reason of protection afforded to the principal borrower with respect to the obligation so guaranteed pursuant to the antideficiency or other laws of the State of

California limiting or discharging the borrower's indebtedness, including, without limitation, California Code of Civil Procedure Sections 580a, 580b, 580d or 726.

                  11. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other further action in any circumstances without notice or demand.

                  12. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

                  13. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Banks.

                  14. The Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with the contents thereof.

                  15. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence of an Event of Default or any condition, event, or act which with notice or lapse of time, or both, would constitute such an Event of Default, each Secured Creditor is hereby authorized at any time or from time to time with the prior consent of the Administrative Agent or the Required Banks, without notice to the Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of the Guarantor, against and on account of the obligations and liabilities of the Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits and claims, or any of them, shall be contingent or unmatured.

                  16. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Guarantor and the Administrative Agent and (iii) in the case of the Guarantor, at its address set forth opposite its signature below; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  17. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Note or instrument evidencing any liability of any Borrower, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  18. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by any Borrower or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against any Secured Creditor shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

                  19.  THIS  GUARANTY  AND THE  RIGHTS  AND  OBLIGATIONS  OF THE
SECURED CREDITORS, THE HOLDERS OF THE NOTES AND THE GUARANTOR HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor hereby irrevocably designates, appoints and empowers CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Administrative Agent, any other Secured Creditor or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with the Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  20. The indebtedness and obligations evidenced hereby are secured by, among other things, the Holdings Pledge Agreement.

                  21. All references to Sections are to Sections in this Guaranty unless otherwise specified.

                  22. All payments made under the Guaranty shall be made without setoff, counterclaim or other defense.

                  23. Notwithstanding anything to the contrary contained in this Guaranty, the Original Holdings Guaranty continues in full force and effect as to the guaranteed obligations covered thereby in the event that Section 17 of the Original Holdings Guaranty becomes applicable.

                                     * * *

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address

4 Landmark Square                              SILGAN HOLDINGS INC.
Suite 400
Stamford, CT  06901
Attention:  Harley Rankin, Jr.                 By /s/ Harley Rankin, Jr.
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer


ACCEPTED AND AGREED TO:

BANKERS TRUST COMPANY,
  as Administrative Agent for the Banks

By /s/ Dana Klein
Title:  Vice President